TRADE RECEIVABLES (Details Textual)	12 Months Ended
Dec. 31, 2021
Disclosure Of Trade And Other Receivables [Abstract]
Disclosure of Risk Profile of Trade Receivables	The expected credit loss rate is considered immaterial for trade receivables outstanding for less than 120 days. For trade receivables past due for more than 120 days, the Group would recognise a loss allowance of 100% except for the adjustment to factors that are specific to the debtors, because historical experience has indicated that these receivables are generally not recoverable.